UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) April 26, 2005

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-7234                                         13-1926739
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      (Commission File Number)                 (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                     10604
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))



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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         (b)-(c) On April 26, 2005, the Board of Directors of the Company selected Scott N. Greenberg, currently President and Chief Financial Officer of the Company, to succeed Jerome I. Feldman as Chief Executive Officer of the Company. Mr. Feldman was appointed Chairman of the Executive Committee of the Board of Directors of the Company. Harvey P. Eisen, Chairman and Managing Member of Bedford Oak Management, LLC, was appointed Non-Executive Chairman of the Board of Directors of the Company. Mr. Eisen has been a director of the Company since 2002.

         Information with respect to Mr. Greenberg's current terms of employment is set forth in the Company's Proxy Statement dated March 30, 2005 under "Executive Compensation-Employment Agreements-Scott N. Greenberg," and is incorporated herein by reference.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GP Strategies Corporation




Date: May 2, 2005                                    Andrea D. Kantor
                                                     Executive Vice President
                                                     and General Counsel


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